Exhibit 10.6

EXECUTION VERSION

CERTIFICATE OF

FORGIVENESS OF INDEBTEDNESS

OF RESIDENTIAL CAPITAL, LLC

This Certificate of Forgiveness of Indebtedness of Residential Capital, LLC is given this 30th day of January, 2009 by GMAC LLC (“GMAC”).

WHEREAS, GMAC owns the indebtedness of Residential Capital, LLC (“ResCap”) set forth on Schedule I hereto (the “ResCap Debt”).

WHEREAS, GMAC has agreed to deliver the ResCap Debt to ResCap as consideration under that certain Membership Interest Purchase Agreement, dated as of the date hereof (“MIPA”), between GMAC and ResCap, which ResCap Debt will be cancelled by ResCap.

NOW THEREFORE, GMAC hereby:

1. Pursuant to the MIPA, agrees to transfer the ResCap Debt to ResCap for cancellation;

2. Forgives, as of the date hereof, all amounts owing or to become owing in respect of the ResCap Debt, including the principal amount thereof and any accrued but unpaid interest relating thereto;

3. AGREES TO INDEMNIFY AND HOLD HARMLESS RESCAP AND ITS OFFICERS, DIRECTORS, EMPLOYEES, REPRESENTATIVES AND AGENTS, AND ANY AND ALL OTHER INDIVIDUALS, FIRMS OR CORPORATIONS AS MAY NOW OR HEREAFTER BE ACTING AS TRANSFER AGENT, TRUSTEE, REGISTRAR OR AS AGENT IN ANY OTHER CAPACITY (COLLECTIVELY, THE “INDEMNIFIED GROUP”), FROM AND AGAINST ANY AND ALL CLAIMS, ACTIONS, AND SUITS, WHETHER GROUNDLESS OR OTHERWISE, AND FROM OR AGAINST ANY AND ALL LIABILITIES, LOSSES, DAMAGES, COSTS, CHARGES, ATTORNEYS’ FEES, AND OTHER EXPENSES OF EVERY NATURE AND CHARACTER WHICH ANY OF THEM MAY SUSTAIN OR INCUR (I) BY REASON OF ANY CLAIM WHICH MAY BE MADE IN RESPECT OF A BONA FIDE PURCHASER OF THE RESCAP DEBT AFTER THE DATE HEREOF, (II) BY REASON ANY PAYMENT, TRANSFER, DELIVERY, EXCHANGE OR OTHER ACT WHICH ANY OF THEM MAY MAKE OR DO IN RESPECT OF THE RESCAP DEBT IF GMAC TRANSFERS THE RESCAP DEBT AFTER THE DATE HEREOF EXCEPT AS CONTEMPLATED BY PARAGRAPH 1 ABOVE, OR (III) OTHERWISE ARISING OUT OF THE MATTERS SET FORTH IN THIS CERTIFICATE, WHETHER OR NOT CAUSED BY, BASED UPON, OR ARISING FROM THE INADVERTANCE, ACCIDENT, OVERSIGHT, OR THE SOLE, JOINT OR CONCURRENT NEGLIGENCE OF ANY OF THE INDEMNIFIED GROUP AND/OR OMISSION OF FAILURE TO INQUIRE INTO, CONTEST, OR LITIGATE THE RIGHT OF ANY HOLDER OF THE RESCAP DEBT TO RECEIVE ANY BENEFITS THEREOF; and

ResCap hereby agrees to cancel the ResCap debt.

GMAC LLC

By:	/s/ Robert S. Hull
Name:	Robert S. Hull
Title:	EVP and CFO

Acknowledged and agreed:

Residential Capital, LLC

By:	/s/ James N. Young
Name:	James N. Young
Title:	CFO

SCHEDULE I

Indebtedness of ResCap owned by GMAC that will be contributed to ResCap

CUSIP No. or Common Code	Description	Principal Amount at Maturity
76114EAE2	8.5% Notes due May 15, 2010	$825,801,000
U7613PAB1	8.5% Notes due May 15, 2010	$4,710,000